Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO

COMMON STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 (the “First Amendment”) to that certain Common Stock Purchase Agreement, dated as of October 4, 2010 (the “Agreement”), by and between Synta Pharmaceuticals Corp., a Delaware corporation (the “Company”), and Azimuth Opportunity Ltd., an international business company incorporated under the laws of the British Virgin Islands (the “Investor”), is entered into as of August 19, 2011 (the “First Amendment Date”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, Section 4.18 of the Agreement provides that the Registration Statement was declared effective by order of the Commission on August 28, 2008, the definition of “Base Prospectus” in the Agreement refers to the Company’s prospectus, dated August 28, 2008, and the definition of “Registration Statement” refers to the registration statement on Form S-3, Commission File Number 333-152833;

WHEREAS, on August 4, 2011, the Company filed a new registration statement on Form S-3, Commission File Number 333-176022, to register the offer and sale of shares of Common Stock under the Agreement, which new registration statement was declared effective by order of the Commission on August 19, 2011;

WHEREAS, the Company and the Investor desire to utilize the new registration statement on Form S-3, Commission File Number 333-176022, in connection with the offer and sale of shares of Common Stock under the Agreement, in lieu of the registration statement on Form S-3, Commission File Number 333-152833;

WHEREAS, the Agreement remains in full force and effect;

WHEREAS, Section 9.3 of the Agreement provides that the Agreement may be amended by a written instrument signed by the Company and the Investor; and

WHEREAS, the Company and the Investor now desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Agreement and this First Amendment, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendment of Section 4.18(i).  Effective as of the First Amendment Date, Section 4.18(i) of the Agreement shall be amended and restated in its entirety to read as follows:

“(i)                               The Company has prepared and filed with the Commission in accordance with the provisions of the Securities Act the Registration Statement, including a base prospectus relating to the Shares. The Registration Statement was declared effective by order of the Commission on August 19, 2011. As of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission or is continuing in effect under the Securities Act and no proceedings therefor are pending before or, to the Company’s knowledge, threatened by the Commission.  No order preventing or suspending the use of the Prospectus or any Permitted Free Writing Prospectus has been issued by the Commission.”

2.                                      Amendment of “Base Prospectus” Definition.  Effective as of the First Amendment Date, the definition of “Base Prospectus” in Annex A to the Agreement shall be amended and restated in its entirety to read as follows:

“ “Base Prospectus” shall mean the Company’s prospectus, dated August 19, 2011, a preliminary form of which is included in the Registration Statement, including the documents incorporated by reference therein.”

3.                                      Amendment of “Registration Statement” Definition.  Effective as of the First Amendment Date, the definition of “Registration Statement” in Annex A to the Agreement shall be amended and restated in its entirety to read as follows:

“ “Registration Statement” shall mean the registration statement on Form S-3, Commission File Number 333-176022, filed by the Company with the Commission under the Securities Act for the registration of the Shares, as such Registration Statement may be amended and supplemented from time to time (including any related registration statements filed pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act.”

4.                                      Continuing Effect of Agreement.  Except as expressly set forth in this First Amendment, all other provisions of the Agreement remain in full force and effect.

5.                                      Governing Law.  This First Amendment shall be governed by and construed in accordance with the internal procedure and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state.

6.                                      Counterparts.  This First Amendment may be executed in counterparts, all of which taken together shall constitute one and the same original and binding instrument and shall become effective when all counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 1 TO THE AGREEMENT to be executed and delivered as of the First Amendment Date.

Company:	SYNTA PHARMACEUTICALS CORP.

By:	/s/ Keith S. Ehrlich
	Name:	Keith S. Ehrlich
	Title:	Vice President, Finance and
Administration, Chief Financial Officer

Investor:	AZIMUTH OPPORTUNITY LTD.

By:	/s/ Peter Poole
	Name:	Peter Poole
	Title:	Director